FBR Securitization Trust 2005-3
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-3
Friedman Bilings Ramsey
Second Liens; Fixed Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

7.501 - 8.000	1	126,429.18	0.26	7.990	692	100.00
8.001 - 8.500	6	364,412.14	0.74	8.452	692	98.15
8.501 - 9.000	120	7,849,999.16	15.85	8.950	685	99.46
9.001 - 9.500	115	7,274,569.27	14.69	9.302	668	99.18
9.501 - 10.000	156	12,143,776.00	24.52	9.858	673	99.68
10.001 - 10.500	126	7,392,804.71	14.93	10.370	622	99.83
10.501 - 11.000	172	8,831,974.34	17.84	10.859	618	99.55
11.001 - 11.500	81	4,424,411.32	8.94	11.191	619	98.80
11.501 - 12.000	27	606,069.91	1.22	11.892	615	97.35
12.001 - 12.500	32	439,690.08	0.89	12.299	623	94.75
12.501 - 13.000	3	37,707.41	0.08	12.929	625	90.03
13.001 - 13.500	2	24,095.53	0.05	13.250	649	92.82

Total:	841	49,515,939.05	100.00	10.042	651	99.40

Min: 7.990
Max: 13.250
Weighted Average: 10.042

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	410	11,802,370.06	23.84	10.270	639	99.33
50,000.01 - 100,000.00	309	22,227,419.88	44.89	10.011	649	99.45
100,000.01 - 150,000.00	102	12,007,087.21	24.25	9.936	661	99.63
150,000.01 - 200,000.00	20	3,479,061.90	7.03	9.833	669	98.49

Total:	841	49,515,939.05	100.00	10.042	651	99.40

Min: $4,928.22
Max: $187,323.39
Average: $58,877.45

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

Fixed 30 yr	687	46,478,531.95	93.87	9.996	652	99.54
Fixed 15 yr	64	1,416,795.28	2.86	10.706	631	98.17
Fixed 10 yr	61	852,319.42	1.72	11.238	634	94.64
Fixed 20 yr	19	666,445.29	1.35	9.980	629	99.41
Fixed 5 yr	10	101,847.11	0.21	11.921	655	93.75

Total:	841	49,515,939.05	100.00	10.042	651	99.40

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Fixed	841	49,515,939.05	100.00	10.042	651	99.40

Total:	841	49,515,939.05	100.00	10.042	651	99.40

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-3
Friedman Bilings Ramsey
Second Liens; Fixed Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
MI Coverage	Loans	Balance	Balance	Coupon	Score	LTV

Not Covered	841	49,515,939.05	100.00	10.042	651	99.40

Total:	841	49,515,939.05	100.00	10.042	651	99.40

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

1	363	20,880,726.20	42.17	10.035	652	99.52
2	463	27,777,326.90	56.10	10.043	650	99.30
3	15	857,885.95	1.73	10.151	642	99.50

Total:	841	49,515,939.05	100.00	10.042	651	99.40

Min: 1
Max: 3
Weighted Average: 2

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

2	841	49,515,939.05	100.00	10.042	651	99.40

Total:	841	49,515,939.05	100.00	10.042	651	99.40

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

80.01 - 85.00	6	467,578.11	0.94	10.120	636	82.53
85.01 - 90.00	11	344,296.75	0.70	10.578	638	90.00
90.01 - 95.00	98	2,996,772.83	6.05	10.476	648	94.61
95.01 - 100.00	726	45,707,291.36	92.31	10.009	652	99.96

Total:	841	49,515,939.05	100.00	10.042	651	99.40

Min: 81.52
Max: 100.00
Weighted Average: 99.40

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-3
Friedman Bilings Ramsey
Second Liens; Fixed Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

540 - 559	10	139,455.26	0.28	11.393	553	94.49
560 - 579	18	543,163.00	1.10	11.109	572	98.16
580 - 599	67	3,313,804.96	6.69	10.698	590	98.63
600 - 619	159	8,314,211.40	16.79	10.760	609	99.64
620 - 639	174	9,716,785.84	19.62	10.554	629	99.63
640 - 659	156	9,388,235.76	18.96	9.710	648	99.39
660 - 679	83	5,665,215.82	11.44	9.442	671	98.73
680 - 699	81	5,896,552.68	11.91	9.481	689	99.75
700 - 719	41	3,245,069.05	6.55	9.455	707	99.58
720 - 739	23	1,289,038.00	2.60	9.606	728	99.65
740 - 759	16	1,012,338.09	2.04	9.181	749	99.87
760 - 779	7	685,287.96	1.38	9.249	775	99.42
780 - 799	6	306,781.23	0.62	9.411	789	99.76

Total:	841	49,515,939.05	100.00	10.042	651	99.40

Min: 550
Max: 795
NZ Weighted Average: 651

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Purchase	681	41,685,882.79	84.19	10.046	654	99.73
Cashout Refi	157	7,750,154.54	15.65	10.013	637	97.63
Rate/Term Refi	3	79,901.72	0.16	10.568	606	96.02

Total:	841	49,515,939.05	100.00	10.042	651	99.40

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	691	39,514,275.65	79.80	10.040	649	99.31
Duplex	76	6,305,506.00	12.73	10.083	664	99.73
Condo	70	3,622,742.25	7.32	9.960	653	99.93
3-4 Family	4	73,415.15	0.15	11.799	680	91.73

Total:	841	49,515,939.05	100.00	10.042	651	99.40

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Full	577	29,394,751.16	59.36	9.999	641	99.25
Stated	262	20,103,902.09	40.60	10.103	666	99.62
Limited	2	17,285.80	0.03	12.253	588	95.00

Total:	841	49,515,939.05	100.00	10.042	651	99.40

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-3
Friedman Bilings Ramsey
Second Liens; Fixed Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	803	49,055,203.49	99.07	10.022	651	99.45
Non-Owner Occupied	37	453,283.79	0.92	12.171	661	93.48
Second Home	1	7,451.77	0.02	10.990	659	95.00

Total:	841	49,515,939.05	100.00	10.042	651	99.40

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

Arizona	18	697,387.54	1.41	10.550	633	99.80
Arkansas	1	32,853.27	0.07	11.125	636	100.00
California	155	13,837,745.32	27.95	9.824	657	99.24
Colorado	25	1,087,575.09	2.20	9.869	644	99.73
Connecticut	12	572,837.95	1.16	10.159	651	99.45
Delaware	4	157,422.79	0.32	10.661	632	100.00
District of Columbia	3	78,444.68	0.16	10.557	672	98.31
Florida	114	6,094,015.78	12.31	10.070	654	99.35
Georgia	58	1,913,114.55	3.86	10.255	638	99.79
Hawaii	15	1,574,964.19	3.18	9.926	678	100.00
Idaho	6	149,208.85	0.30	10.759	612	100.00
Illinois	74	2,841,216.43	5.74	10.232	640	99.48
Indiana	6	191,534.57	0.39	10.320	629	100.00
Iowa	1	27,977.03	0.06	10.375	607	100.00
Kentucky	2	40,289.35	0.08	10.094	714	100.00
Maine	2	63,500.27	0.13	10.327	638	100.00
Maryland	45	2,338,757.43	4.72	10.020	643	99.72
Massachusetts	24	1,625,787.37	3.28	9.988	662	99.43
Michigan	9	181,011.42	0.37	10.682	609	99.02
Missouri	2	46,784.51	0.09	9.885	636	100.00
Nebraska	1	8,922.50	0.02	12.250	565	95.00
Nevada	13	983,067.82	1.99	10.115	633	99.39
New Hampshire	4	147,531.80	0.30	9.817	651	99.76
New Jersey	42	2,779,901.62	5.61	10.173	651	98.12
New Mexico	1	44,950.38	0.09	8.975	686	100.00
New York	85	7,308,895.38	14.76	10.117	656	99.63
North Carolina	7	186,972.48	0.38	10.504	638	98.69
Ohio	12	365,564.67	0.74	10.294	646	99.78
Oklahoma	1	27,168.14	0.05	10.625	621	100.00
Oregon	8	280,008.42	0.57	9.818	661	99.76
Pennsylvania	13	400,562.55	0.81	10.506	633	99.85
Rhode Island	1	52,924.82	0.11	9.725	701	100.00
South Carolina	3	101,723.89	0.21	10.757	630	100.00
Tennessee	2	34,601.65	0.07	10.696	615	100.00
Texas	9	223,279.29	0.45	10.333	634	99.86
Utah	3	42,834.06	0.09	9.930	650	98.36
Virginia	28	1,792,473.36	3.62	10.054	641	99.50
Washington	20	851,765.31	1.72	10.176	629	99.35
Wisconsin	11	310,992.50	0.63	9.988	632	99.84
Wyoming	1	19,370.02	0.04	10.990	608	95.00

Total:	841	49,515,939.05	100.00	10.042	651	99.40

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-3
Friedman Bilings Ramsey
Second Liens; Fixed Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	261	13,616,505.05	27.50	10.229	649	99.18
12	137	9,039,908.16	18.26	10.052	651	99.36
24	404	25,180,671.91	50.85	9.943	653	99.62
36	39	1,678,853.93	3.39	9.944	642	98.00

Total:	841	49,515,939.05	100.00	10.042	651	99.40

Loans with Penalty: 72.50

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.